Fees Summary	Oct. 01, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 7,618,750.00
Previously Paid Amount	1,386.60
Total Fee Amount	1,052.15
Total Offset Amount	0.00
Net Fee	$ 0.00